THIS PROMISSORY NOTE (“NOTE”) HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS, AND HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS, INCLUDING, WITHOUT LIMITATION, THE EXEMPTION CONTAINED IN SECTION 4(2) OF THE SECURITIES ACT. NEITHER THIS NOTE NOR SUCH SECURITIES MAY BE SOLD OR TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT HAS BECOME AND IS THEN EFFECTIVE WITH RESPECT TO SUCH SECURITIES, (2) THIS NOTE OR SUCH SECURITIES, AS APPLICABLE, IS TRANSFERRED PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT (OR ANY SUCCESSOR RULE) OR (3) THE COMPANY (AS HEREINAFTER DEFINED) HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT, TO THE EFFECT THAT THE PROPOSED SALE OR TRANSFER OF THIS NOTE OR SUCH SECURITIES IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ALL OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS.

$100,000.00	April 29, 2016

QUANTUMSPHERE, INC.

PROMISSORY NOTE

FOR VALUE RECEIVED, QuantumSphere, Inc., a Nevada corporation (the “Company”), promises to pay to the order of Stephen Hall, an individual, or such person’s successors and assigns (collectively, the “Holder”), the principal amount of One Hundred Thousand and 00/100 Dollars ($100,000.00) (“Principal”), together with all accrued and unpaid interest hereunder, on or before the 30-day anniversary hereof (“Maturity Date”). Interest shall accrue and be payable as specified in Section 2.

The obligations due under this Note are secured by a Security Agreement (the “Security Agreement”), attached hereto as Exhibit A, dated as of the date hereof and executed by the Company for the benefit of Holder, and junior in priority and interest to (i) the senior lien of Novus Capital, and (ii) liens of the holders of Series O-2 10% Subordinated Convertible Promissory Notes (“Series O-2 Notes”). Additional rights of Holder are set forth in the Security Agreement.

The following is a statement of the rights of the Holder and certain conditions to which this Note is subject, and to which the Holder, by the acceptance of this Note, agrees:

1. Definitions. As used in this Note, the following capitalized terms have the following meanings:

(a) “Business Day” means a day (i) other than Saturday or Sunday, and (ii) on which commercial banks are open for business in the State of California.

(b) “Default Rate” has the meaning given in Section 2 hereof.

(c) “Event of Default” has the meaning given in Section 6 hereof.

(d) “Highest Lawful Rate” means the maximum non-usurious rate of interest, as in effect from time to time, which may be charged, contracted for, reserved, received or collected by the Holder in connection with this Note under applicable law.

(e) “Holder” shall mean the person specified in the introductory paragraph of this Note or any person or entity who shall at the time be the registered holder of this Note.

(f) “Note” shall mean this Promissory Note.

(g) “Obligations” means all debts, liabilities and obligations of the Company to the Holder under this Note and the Security Agreement, including all unpaid Principal of this Note, all Interest accrued hereon, and all other amounts payable by the Company to the Holder hereunder and under the Security Agreement, whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

2. Interest. Interest shall be fixed for the term of the Note and shall be in the amount of $25,000.00. During the existence of an Event of Default, Interest shall accrue on all outstanding Principal at the same rate, pro-rated for each 30-day period.

3. Prepayment. The Principal and Interest may be prepaid at any time by the Company without the prior written consent of the Holder.

4. Highest Lawful Rate. Notwithstanding any provision to the contrary contained herein, if during any period for which Interest is computed hereunder, the amount of Interest computed on the basis provided for in this Note, together with all fees, charges and other payments which are treated as interest under applicable law, as provided for herein or in any other document executed in connection herewith, would exceed the amount of such Interest computed on the basis of the Highest Lawful Rate, the Company shall not be obligated to pay, and the Holder shall not be entitled to charge, collect, receive, reserve or take Interest in excess of the Highest Lawful Rate, and during any such period the Interest payable hereunder shall be computed on the basis of the Highest Lawful Rate.

5. Events of Default. Any of the following events which shall occur shall constitute an “Event of Default”:

(a) the Company shall fail to pay when due any amount of principal or interest hereunder or other amount payable hereunder or under the Security Agreement, where such failure continues for five (5) days after receipt of written notice from Holder specifying such failure; or

(b) the Company shall: (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or any material part of its property; (ii) admit in writing its inability to pay its debts generally as they become due; (iii) make a general assignment for the benefit of any of its creditors; (iv) be dissolved or liquidated in full or in part; (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it; or (vi) take or approve any action for the purpose of effecting any of the foregoing; or

(c) proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or any material part of its property, or a voluntary or involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect, shall be commenced and such involuntary case or proceeding shall not be dismissed or discharged within sixty (60) days of commencement; or an order for relief shall be entered against the Company under the federal bankruptcy laws as now or hereafter in effect; or

(d) a default or event of default under any agreement of the Company shall occur that gives the holder of any other indebtedness for borrowed money of the Company the right to accelerate the maturity of such indebtedness (subject to any applicable cure periods set forth therein, if any); or

(e) the Company shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note or the Security Agreement and (i) such failure shall continue for fifteen (15) days, or (ii) if such failure is not curable within such fifteen (15) day period, but is reasonably capable of cure within thirty (30) days, either (A) such failure shall continue for thirty (30) days or (B) the Company shall not have commenced a cure in a manner reasonably satisfactory to Holder within the initial fifteen (15) day period; or

(f) any representation or warranty made or furnished by or on behalf of Company to Holder in writing in connection with this Note or the Security Agreement shall be false, incorrect, incomplete or misleading in any material respect when made or furnished.

Upon the occurrence of any Event of Default, (x) the Holder may at any time declare all unpaid Obligations to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Company; (y) the Holder may exercise all rights and remedies available to the Holder hereunder and under the Security Agreement and applicable law, and (z) in the case of an Event of Default described in Section 5(b) or 5(c), all unpaid Obligations shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly and irrevocably waived by the Company.

6. Successors and Assigns. Subject to the restrictions on transfer described in Section 8, the rights and obligations of the Company and the Holder hereunder shall be binding upon and inure to the benefit of the successors, assigns, heirs, administrators and transferees of the parties. Due to the reliance by the Company on the exemption from registration provided by Rule 506 of Regulation D, as promulgated pursuant to the Securities Act, and the representation by Holder to the Company that Holder is an “accredited investor” as such term is defined by Rule 501(a) of Regulation D, no assignment of this Note shall be made to any person who is not an “accredited investor”, where any assignment or transfer of this Note, or any attempt thereof, shall be null and void.

7. Amendments and Waivers. This Note may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by the Company and Holder. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

8. Transfer of this Note. Transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered Holder hereof as the owner and the Holder of this Note for the purpose of receiving all payments of Principal and Interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.

9. Assignment or Delegation by the Company. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned or delegated in whole or in part by the Company without the prior written consent of Holder.

10. Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon the Company or Holder under this Note shall be in writing and mailed or delivered to each party to its address set forth in the Security Agreement (or to such other address as the recipient of any notice shall have notified the other in writing). All such notices and communications shall be effective (a) when sent by a commercially recognized means of overnight delivery providing confirmation of receipt, on the business day following the deposit with such service; (b) when mailed, by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; and (c) when delivered by hand, upon delivery.

11. Expenses; Waivers. If action is instituted to collect this Note, the Company promises to pay on demand all costs and expenses, including reasonable attorneys’ fees and costs, incurred in connection with such action. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

12. Further Assurance. Each party shall execute, acknowledge, deliver, file, notarize and register (at its own expense) all documents, instruments, certificates, agreements and assurances and provide all information and take or forbear from all such action as the other party may reasonably deem necessary or appropriate to achieve the purposes of the Note or satisfy the obligations of the Company hereunder.

13. Severability. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Note shall be prohibited by or be invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Note, or the validity or effectiveness of such provision in any other jurisdiction.

14. Cumulative Rights, etc. The rights, powers and remedies of Holder under this Note and the Security Agreement shall be in addition to all rights, powers and remedies given to Holder by virtue of any applicable law, rule or regulation of any governmental authority, the Security Agreement or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Holder’s rights hereunder. The Company waives any right to require Holder to proceed against any person or entity or to exhaust any collateral or to pursue any remedy in Holder’s power.

15. No Waiver. No course of dealing between the Company and the Holder or any delay on the part of the Holder in exercising any rights or remedies shall operate as a waiver of any such right or remedy of the Holder.

16. Construction. Each of the Security Agreement and this Note is the result of negotiations among, and has been reviewed by, the Company, Holder and their respective counsel. Accordingly, this Note and the Security Agreement shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against the Company or Holder.

17. Other Interpretive Provisions. References in this Note and the Security Agreement to any document, instrument or agreement (a) includes all exhibits, schedules and other attachments thereto, (b) includes all documents, instruments or agreements issued or executed in replacement thereof, and (c) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Note or the Security Agreement refer to this Note or the Security Agreement, as the case may be, as a whole and not to any particular provision of this Note or the Security Agreement, as the case may be. The words “include” and “including” and words of similar import when used in this Note or the Security Agreement shall not be construed to be limiting or exclusive.

18. Governing Law and Jurisdiction. THIS NOTE AND ALL ACTIONS ARISING OUT OF OR IN CONNECTION WITH THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF THE STATE OF NEVADA OR OF ANY OTHER JURISDICTION. THE HOLDER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA. THE HOLDER AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MUST BE LITIGATED EXCLUSIVELY IN ANY SUCH STATE OR FEDERAL COURT, AND ACCORDINGLY, THE HOLDER IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH LITIGATION IN ANY SUCH COURT.

19. Waiver of Jury Trial. EACH OF THE COMPANY AND THE HOLDER, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY AS TO ANY ISSUE RELATED HERETO IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS NOTE.

20. Subordination. Holder expressly agrees to the subordination of this Note to Novus Capital and the holders of Series O-2 Notes, and where no further action need to be taken by the Company or the Holder in connection with the subordination.

IN WITNESS WHEREOF, this Note has been executed by the Company as of the date first above written.

The Company:	QuantumSphere, Inc.,
a Nevada Corporation

By:
Kevin D. Maloney
	Title:	CEO & President

ACKNOWLEDGED AND AGREED:

The Holder:

Stephen Hall

EXHIBIT A

SECURITY AGREEMENT

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), is entered into as of April 29, 2016, by and between QuantumSphere, Inc., a Nevada corporation (the “Borrower”), and Stephen Hall (“Secured Party” or “Lender”). All capitalized terms not otherwise defined herein shall the meanings ascribed to them in the promissory note by and between Borrower and Secured Party (the “Note”).

RECITALS

WHEREAS, the Secured Party has loaned monies to Borrower, as more particularly described in the Note attached hereto;

WHEREAS, the term “Secured Party” as used in this Agreement shall mean Stephen Hall; and

WHEREAS, this Agreement is being executed and delivered by Borrower to secure the Note.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

1. Obligations Secured. This Agreement secures, in part, the prompt payment and performance of all obligations of Borrower under the Note, and all renewals, extensions, modifications, amendments, and/or supplements thereto (collectively, the “Secured Obligations”).

2. Grant of Security.

a. Collateral. Borrower hereby grants, pledges, and assigns for the benefit of the Secured Party, and there is hereby created in favor of the Secured Party, a junior security interest in and to all of Borrower’s right, title, and interest in, to, and under all of the collateral set forth on Exhibit A hereto (collectively, “Collateral”) subject to Section 2(c) below. The junior security interest shall be subordinate to Novus Capital and the holders of Series O-2 Notes.

b. Effective Date. This grant of security shall be effective as of the date hereof.

c. Subordination. The Note and the Secured Obligations shall be subordinated, or junior in interest, to the obligations of Borrower in favor of its senior lender, Novus Capital, or any other third party senior lender who provides a senior secured loan to the Company during the term of the Note, the holders of Series O-2 Notes, as well as debt incurred in the ordinary course of business.

3. Filings to Perfect Security. The Company will (and is hereby authorized to) file with any filing office such financing statements, amendments, addenda, continuations, terminations, assignments and other records (whether or not executed by Borrower) to perfect and to maintain perfected security interests in the Collateral by the Secured Party, whereby (a) promptly upon the execution of this Agreement, a Financing Statement on Form UCC-1 (the “Financing Statement”) shall be filed with the California Secretary of State on behalf of the Secured Party with respect to the Collateral; The Financing Statement shall designate the Secured Party as a secured party and Borrower as the debtor, shall identify the security interest in the Collateral, and contain any other items required by law. The Financing Statement shall contain a description of collateral consistent with the description set forth herein and shall not describe the collateral as “all assets” or “all personal property.”

4. Transfers and Other Liens. Except as set forth in the Note, Borrower shall not:

a.	Sell, transfer, assign, or dispose of (by operation of law or otherwise), any of the Collateral outside of the ordinary course of business;

b.	Create or suffer to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral, except the security interests created hereby; or

c.	Permit any of the Collateral to be levied upon under any legal process.

5. Representations and Warranties. Borrower hereby represents and warrants to the Secured Party as follows: (a) to Borrower’s knowledge, Borrower is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time Borrower acquires rights in the Collateral, will be the owner thereof) and that, except as expressly provided herein or contemplated pursuant to Section 2(c) herein, no other person has (or, in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral; (b) to Borrower’s knowledge, except as expressly provided herein, upon the filing of a Financing Statement with the California Secretary of State, the Secured Party (or in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) will have a perfected security interest in the Collateral to the extent that a security interest in the Collateral can be perfected by such filing; (c) all Accounts Receivable (as defined in Exhibit A) are genuine and enforceable against the party obligated to pay the same; (d) Borrower has full power and authority to enter into the transactions provided for in this Agreement and the Note; (e) this Agreement and the Note, when executed and delivered by Borrower, will constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their terms; (f) the execution and delivery by Borrower of this Agreement and the Note and the performance and consummation of the transactions contemplated hereby and thereby do not and will not violate Borrower’s Certificate of Incorporation or Bylaws or any material judgment, order, writ, decree, statute, rule or regulation applicable to Borrower (g) there does not exist any default or violation by Borrower of or under any of the terms, conditions or obligations of (i) any indenture, mortgage, deed of trust, franchise, permit, contract, agreement, or other instrument to which Borrower is a party or by which Borrower is bound, or (ii) any law, ordinance, regulation, ruling, order, injunction, decree, condition or other requirement applicable to or imposed upon Borrower by any law, the action of any court or any governmental authority or agency; and the execution, delivery and performance of this Agreement will not result in any such default or violation; (h) there is no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand pending or, to the knowledge of Borrower, threatened which adversely affects Borrower’s business or financial condition and there is no basis known to Borrower for any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand which could result in the same; and (i) this Agreement and the Note do not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements contained in this Agreement and the Note not misleading.

6. Events of Default. For purposes of this Agreement, the term “Event of Default” shall mean and refer to any of the following:

a.	Failure of Borrower to perform or observe any covenant set forth in this Agreement, or to perform or observe any other term, condition, covenant, warranty, agreement or other provision contained in this Agreement, where such failure continues for fifteen (15) days after receipt of written notice from Lender specifying such failure;

b.	Any representation or warranty made or furnished by Borrower in writing in connection with this Agreement and the Note or any statement or representation made in any certificate, report or opinion delivered pursuant to this Agreement or in connection with this Agreement is false, incorrect or incomplete in any material respect at the time it is furnished; or

c.	Occurrence of any other Event of Default as defined in the Note.

7. Remedies. Upon the occurrence and during the continuance of an Event of Default (subject to the notice and cure provisions provided for herein, if any), the Secured Party shall have the rights of a secured creditor under the California Uniform Commercial Code, all rights granted by the Note, this Security Agreement and by law, including the right to require Borrower to assemble the Collateral and make it available to the Secured Party at a place to be designated by Borrower. The rights and remedies provided in this Agreement and the Note are cumulative and may be exercised independently or concurrently, and are not exclusive of any other right or remedy provided at law or in equity. No failure to exercise or delay by the Secured Party in exercising any right or remedy under this Agreement or the Note shall impair or prohibit the exercise of any such rights or remedies in the future or be deemed to constitute a waiver or limitation of any such right or remedy or acquiescence therein. Every right and remedy granted to the Secured Party under this Agreement and the Note or by law or in equity may be exercised by Secured Party at any time and from time to time.

8. Further Assurances. Borrower agrees that, from time to time, at its own expense, it will:

a.	Protect and defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein, and preserve and protect Secured Party’s security interest in the Collateral.

b.	Promptly execute and deliver to Secured Party all instruments and documents, and take all further action necessary or desirable, as any Secured Party may reasonably request to (i) continue, perfect, or protect any security interest granted or purported to be granted hereby, and (ii) enable a Secured Party to exercise and enforce any of Secured Party’s rights and remedies hereunder with respect to any Collateral.

c.	Permit a Secured Party’s representatives to inspect and make copies of all books and records relating to the Collateral, wherever such books and records are located, and to conduct an audit relating to the Collateral at any reasonable time or times.

9. Reserved.

10. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex, e-mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent as follows:

If to the Secured Party:	Stephen Hall
300 W. Glenoaks Blvd., Suite 200
Glendale, CA 91202

If to Borrower:	QuantumSphere, Inc.

2905 Tech Center Dr.

Santa Ana, CA 92705

Facsimile: 714-545-6265

Attn: General Counsel

or to such other address or telecopy number as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith.

11. Amendments and Waivers. No modification, amendment or waiver of any provision of, or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by each of the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

12. Exclusivity and Waiver of Rights. No failure to exercise and no delay in exercising on the part of any party, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any other rights or remedies provided by law.

13. Invalidity. Any term or provision of this Agreement shall be ineffective to the extent it is declared invalid or unenforceable, without rendering invalid or enforceable the remaining terms and provisions of this Agreement.

14. Headings. Headings used in this Agreement are inserted for convenience only and shall not affect the meaning of any term or provision of this Agreement.

15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original instrument, but all of which collectively shall constitute one and the same agreement.

16. Assignment. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by the any of the parties without the prior written consent of the other parties.

17. Survival. Unless otherwise expressly provided herein, all representations warranties, agreements and covenants contained in this Agreement shall survive the execution hereof and shall remain in full force and effect until the earliest to occur of (a) the payment in full of the Note, and (b) the conversion of the principal and accrued and unpaid interest and all other amounts owing under the Note into common stock of Borrower.

18. Miscellaneous. This Agreement shall inure to the benefit of each of the parties hereto and all their respective successors and permitted assigns. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.

19. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

20. CONSENT TO JURISDICTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA. EACH OF THE PARTIES HERETO AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MUST BE LITIGATED EXCLUSIVELY IN ANY SUCH STATE OR FEDERAL COURT, AND ACCORDINGLY, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH LITIGATION IN ANY SUCH COURT.

21. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND EACH OF THE OTHER PARTIES HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 21.

22. Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

23. Entire Agreement. This Agreement contains the entire agreement among the parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements or understandings among the parties with respect to the subject matter hereof.

[SIGNATURE PAGE(S) FOLLOW]

IN WITNESS WHEREOF, this Security Agreement has been executed as of the date first set written above.

“SECURED PARTY”

Stephen Hall

“BORROWER”

QUANTUMSPHERE, INC.,
a Nevada corporation

By:
Kevin D. Maloney
Chief Executive Officer & President

EXHIBIT A

COLLATERAL

Subject to Section 2(c) of the Security Agreement, Borrower hereby grants, pledges, and assigns for the benefit of Secured Party, and there is hereby created in favor of the Secured Party, a security interest in and to all of Borrower’s right, title, and interest in, to, and under all assets and all personal property of Borrower, whether now or hereafter existing, or now owned or hereafter acquired, including but not limited to the following (collectively, “Collateral”):

1. All accounts, chattel paper, contracts, contract rights, accounts receivable, tax refunds, notes receivable, documents, other choses in action and general intangibles, including, but not limited to, proceeds of inventory and returned goods and proceeds from the sale of goods and services, and all rights, liens, securities, guaranties, remedies and privileges related thereto, including the right of stoppage in transit and rights and property of any kind forming the subject matter of any of the foregoing (“Accounts Receivable”);

2. All time, savings, demand, certificate of deposit or other accounts in the name of Borrower or in which Borrower has any right, title or interest, including but not limited to all sums now or at any time hereafter on deposit, and any renewals, extensions or replacements of and all other property which may from time to time be acquired directly or indirectly using the proceeds of any of the foregoing;

3. All inventory and equipment of every type or description wherever located, including, but not limited to all raw materials, parts, containers, work in process, finished goods, goods in transit, wares, merchandise furniture, fixtures, hardware, machinery, tools, parts, supplies, automobiles, trucks, other intangible property of whatever kind and wherever located associated with the Borrower’s business, tools and goods returned for credit, repossessed, reclaimed or otherwise reacquired by Borrower;

4. All documents of title and other property from time to time received, receivable or otherwise distributed in respect of, exchange or substitution for or addition to any of the foregoing including, but not limited to, any documents of title;

5. All know-how, information, permits, patents, copyrights, goodwill, trademarks, trade names, licenses and approvals held by Borrower, including all other intangible property of Borrower;

6. All assets of any type or description that may at any time be assigned or delivered to or come into possession of Borrower for any purpose for the account of Borrower or as to which Borrower may have any right, title, interest or power, and property in the possession or custody of or in transit to anyone for the account of Borrower, as well as all proceeds and products thereof and accessions and annexations thereto; and

7. All proceeds (including but not limited to insurance proceeds) and products of and accessions and annexations to any of the foregoing.

EXHIBITS